EXHIBIT 99.1
Maverick is a leading provider of products and services for the drilling, completion, and production cycles of oil and natural gas. Maverick has demonstrated a history of successful organic and strategic growth, providing a solid foundation for future international expansion and the addition of other value-added oil service products throughout the world. Investor Presentation September 2005

These slides accompany an oral presentation by Maverick Tube Corporation which, except for the historical information, contain forward-looking statements representing our expectations or beliefs about future events and financial performance. Forward-looking statements are subject to known and unknown risks, uncertainties and assumptions, including, without limitation: oil and gas drilling activity; steel price volatility; domestic and foreign competitive pressures; fluctuations in industry-wide inventory levels; the presence or absence of governmentally imposed trade restrictions; consequences of significant changes in interest rates and currency exchange rates; asserted and unasserted claims; potential internal control deficiencies; and those other risks and uncertainties described in filings by Maverick with the Securities and Exchange Commission. In light of these risks, uncertainties and assumptions, some or all of the forward-looking events to be discussed by Maverick and included in the slides might not occur. In addition, actual results could differ materially from those suggested by the forward-looking statements. Maverick undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward looking statements

In this presentation, Maverick has included certain financial measures (EBITDA, EBITDA Margin and Cash Flow), which are not calculated in accordance with generally accepted accounting principles (GAAP). You should not consider these measures in isolation from or as a substitute for measures prepared in accordance with GAAP. Additionally, these financial measures may not be comparable to other similarly titled measures of other companies. Non-GAAP financial matters

Market leader in key segments of the oil service industry Tubular operations located in 3 of the top geographies of oil and gas activity - U.S., Canada, Latin America Proven ability to profitably grow both organically and through acquisitions Strong capital structure and financial capability to aggressively pursue growth opportunities Low cost structure and diverse product lines enhance earnings and cash flow stability Positioned to prosper in today's outstanding business climate Investment highlights

Market Capitalization1: $1.37 billion Enterprise Value1: $1.65 billion Headquarters: St. Louis, Missouri Largest ERW oil country tubular goods (OCTG) and line pipe (16" OD and under) producer in North America 2.25 million tons of tube and pipe production capacity Largest buyer of hot rolled steel in North America Energy products accounted for 79% of revenues during 2Q05 Largest steel electrical conduit producer in North America, providing stability Geographically diverse production facilities 30 mills - locations in North and South America 1 as of 8/24/05 Company overview

Key operations personnel Key operations personnel

Source: Management estimates as of June 30, 2005 1 16" diameter and below Product Line Region Position Growth ERW OCTG products U.S. & Canada 1 ERW Line pipe products1 U.S. & Canada 1 API Couplings U.S. & Canada 1 Coiled tubing products Worldwide 1 Steel electrical conduit U.S. & Canada 1 About 80% of net sales in 2004 came from product lines in which we have a market leadership position Leadership in products and services

Coiled, stainless steel, zinc coated umbilical tubing Casing and tubing products Coiled tubing drilling, production, & workover strings ERW jointed line pipe Coiled line pipe API & premium couplings Value-added energy products and services

Major supplier of steel electrical conduit and other industrial tubing products used primarily in new non-residential construction Conduit manufacturing consolidation Value-added industrial products

Source: Historical Data Energy Products Revenue = $320M Revenue breakdown 2Q05 Total Revenue = $405M

Countries with a manufacturing facility or a sales office in addition to customers Customer end use location Global reach

(1) Acquisitions are highlighted for two years including the year of purchase. Acquisitions included by year are as follows: 2001-Prudential, 2002-Prudential & Precision, 2003-Precision, LTV & SeaCAT, 2004-LTV, SeaCAT & Texas Arai (2) Excluding effects of steel timing Source: Historical Data CAGR 39% CAGR 55% (1) (2) Record historical growth

Includes the $493 million acquisition of Prudential Steel Limited treated as a pooling of interests. Includes the $186 million acquisition of Tubos Del Caribe S.A./Colmena S.A. and previously announced 2005 capital expenditures. Cumulative Capital Investment (1) (2)

Organic Growth Enhance productivity, cost effectiveness and product technology Expand product lines Alloy OCTG Coiled tubing Strategic Growth Expand geographic coverage of existing businesses Tubos del Caribe/Colmena Expand the Company's offerings of value-added oil service products domestically and abroad Aggressive growth strategy

Alloy OCTG demand growing rapidly due to deeper, more complex drilling Industry-wide alloy production capacity appears to be near full utilization Alloy products' selling prices substantially higher than carbon grades Maverick announced a 100% increase in available alloy product capacity by 2006 Tubos del Caribe will grow to 60k tons by the beginning of 2006 Commercial relationships will provide 40k tons Expansion of Maverick's heat treat operation adds 55k tons at a cost of about $10 million Alloy OCTG expansion

Coiled tubing demand growing Continued displacement of existing workover methodology New products and applications - coiled line pipe High levels of industry activity Current coiled tubing demand satisfied by two producers, we believe both running at capacity Maverick is expanding its coiled tubing capacity by 50% Low project cost, $12 million, due to expansion through removal of bottlenecks, no mill additions Coiled tubing margins much higher than traditional products Project should be completed by 1Q06 Coiled tubing expansion

Strategic Rationale Substantial foundation for future growth in Latin America and throughout the world Product line with well recognized and respected brand names throughout the Western Hemisphere Efficient, low cost production capacity adjacent to world-class port facilities providing easy access for world-wide steel purchases and export opportunities Experienced, highly effective management team Substantial synergy opportunities Tubos del Caribe S.A. & Colmena S.A. acquisition

Tubos del Caribe S.A. & Colmena S.A. acquisition Highlights Purchase price of $186 million, completed May 27, 2005 Potential annual EBITDA contribution of $40 million at current run rates before synergies Significant potential synergies Financed through a new revolving credit agreement, a $15 million sellers note, and cash provided by a strategic divestiture

Outstanding business climate Exposure in key oil and gas markets Source: Spears and Associates Positive industry fundamentals Source: Historical Data, Spears and Associates Expanding Spreads Source: Historical Data, Purchasing Magazine

2006 outlook Continued growth in energy demand and drilling activity Full year contribution from Tubocaribe and Colmena Incremental doubling of Alloy tons to 300,000 Lower steel prices and growing demand for energy products should drive margin expansion in the second half of 2005 and into 2006 50% increase in coiled tubing capacity Consolidation savings from conduit relocation

Financial and Equity Information

Year to date overview 3Q '04 % Inc. 3Q '03 North American Rig Count 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9

Summary 2nd Quarter Results Key Results Key Drivers Increase in U.S. energy shipments of 23.4% over 2Q04 U.S. rig count up 14.8% Increase in Canadian shipments of 28.2% over 2Q04 Canadian rig count up 19.3% Decrease in industrial shipments of 17.5% from 2Q04 Weaker industry demand and no steel shortages Net income down 33.3% from 2Q04 Steel cost timing unfavorable Net sales up 35.5% from 2Q04 Overall volume up 17.0%, overall price per ton up 15.8%

06/30/05 12/31/2004 12/31/2003 Cash Availability $ 9,436 $ 34,686 $ 29,202 Revolver Balance $ 151,027 $ 54,660 $ 50,213 Other Debt Balance $ 166,430 $ 126,279 $ 127,742 Net Debt $ 308,021 $ 146,253 $ 148,753 Stockholders' Equity $ 670,219 $ 595,664 $ 384,798 Net Debt/Total Capitalization 31.5% 19.7% 27.9% Balance sheet summary

Cash flow represents net income plus depreciation and amortization Excluding any conduit consolidation capital expenditures (1) (2) Growing cash flow generation

Source: biz.yahoo.com, Average return on equity for the 3.5 year period 2002 - 2Q2005 as calculated by management Superior return on equity

Market leader in key segments of the oil service industry Tubular operations located in 3 of the top geographies of oil and gas activity - U.S., Canada, Latin America Proven ability to profitably grow both organically and through acquisitions Strong capital structure and financial capability to aggressively pursue growth opportunities Low cost structure and diverse product lines enhance earnings and cash flow stability Positioned to prosper in today's outstanding business climate Investment highlights